Securities and Exchange Commission

                      Washington, DC  20549

                            Form 8 - K/A

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report April 17, 2001

                  Sterling Financial Corporation
      (Exact name of registrant as specified in its charter)


   Pennsylvania                 0-16276
  (State or other     (Commission File Number)
     jurisdiction
of incorporation)

         23-2449551
 (IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania 17601-4133
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone number, including area code:
  (717) 581-6030
                            N/A
(Former name or former address, if changed since last
                             report)

Item 1.     Changes in Control of Registrant.

          Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.    Bankruptcy or Receivership.

          Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.    Other Events.

                     On April 17, 2001, Sterling Financial Corporation
                issued a press release announcing the approval to become a financial holding company. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.
                The press release was inadvertently excluded from the original filing of Form 8-K on April 17, 2001.

Item 6.    Resignations of Registrant's Directors.

          Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)    Not Applicable.

                    (b)    Not Applicable.

                    (c)    Exhibit:

                            99.1   Press Release of Sterling
                                   Financial Corporation,
                                   dated April 17, 2001.

Item 8.    Change in Fiscal Year.

          Not Applicable.

Item 9.   Regulation FD Disclosure.

          Not Applicable.

                             SIGNATURES
     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                            Sterling Financial Corporation
                            (Registrant)

                            By: __________________________
                                John E. Stefan, President and
                               Chief Executive Officer


DATE     April 17, 2001

                          EXHIBIT INDEX


                                                      Page Number in
                                                      Manually Signed
    Exhibit                                              Original
     99.1       Press Release, of
                  Sterling Financial
                  Corporation
                  dated April 17, 2001.

                            Exhibit 99.1

                STERLING FINANCIAL CORPORATION BECOMES
                       FINANCIAL HOLDING COMPANY


     LANCASTER, PA (April 17, 2001)   Sterling Financial
Corporation (NASDAQ:SLFI) recently received notification from the Board of Governors of the Federal Reserve System approving its election to become a financial holding company under the Gramm-Leach-Bliley Financial Modernization Law.
As a financial holding company, Sterling may enter into an expanded list of regulatorily preapproved financial services and activities. Financial holding company status is permitted to well-managed and well-capitalized financial companies. The financial holding company is expected to become the principal entity used by companies in the future as the banking, securities and insurance industries continue to converge.

     John Stefan, Chairman and CEO of Sterling, stated:
"Our decision to become a financial holding company was the next logical step in executing upon our strategic plan to
 Build a New Sterling.' We have been extremely pleased with our progress to date in the integration of our acquisitions, the expansion of our retail network, and the enhancement of our core processing systems. As we Build a New Sterling,' our shareholders and customers can continue to expect us to enhance long-term shareholder value by profitably growing our product and service lines. Financial holding corporation status will only expedite and assist in this process."

     Sterling Financial Corporation presently operates 49 banking locations in south central Pennsylvania and northern Maryland through its subsidiary banks, Bank of Lancaster County, N.A., Bank of Hanover and Trust Company, First National Bank of North East and Bank of Lebanon County.

     This press release may contain forward-looking statements as defined by the Private Securities Litigation
Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or process for the Company's financial services and products may not occur, changing economic and competitive conditions, technological developments, and other risks and uncertainties, including those detailed in Sterling's filings with the Securities and Exchange Commission.

     Contact: John E. Stefan, Chairman and
President (717) 581-6030.